Exhibit 10.14

REGISTRATION RIGHTS AGREEMENT

BY AND AMONG

EASTERLY GOVERNMENT PROPERTIES, INC. AND

THE HOLDERS NAMED HEREIN

DATED: JANUARY 26, 2015

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is entered into as of January 26, 2015 by and among Easterly Government Properties, Inc., a Maryland corporation (the “Company”), and the persons named on Exhibit A hereto (collectively with any Assignee pursuant to Section 15 hereof, the “Holders”).

WHEREAS, the Company intends to conduct an initial public offering (the “IPO”) of the common stock, par value $0.01 per share (“Common Stock”), of the Company, and in connection with the IPO, the Company, which is the sole general partner of Easterly Government Properties LP, a Delaware limited partnership (the “Partnership”), desires to engage in a series of transactions through which the Company and the Partnership will acquire their initial portfolio of properties and other assets that they intend to own following the IPO (collectively, the “Formation Transactions”);

WHEREAS, the Company also intends to sell shares of Common Stock to the Holders in a private placement immediately prior to or concurrently with the consummation of the IPO in accordance with the terms of that certain Share Purchase Agreement, dated as of the date hereof, between the Company and the Holders (the “Private Placement”) and the Partnership intends to make a special distribution of shares of Common Stock to certain of the Holders in accordance with the terms of Section 5.6 the Partnership Agreement (the “Special Distribution”);

WHEREAS, the Company desires to grant certain registration rights to the Holders with respect to the shares of Common Stock acquired or received by the Holders in the Private Placement and the Special Distribution, as applicable;

NOW, THEREFORE, in consideration of the foregoing, the mutual promises and agreements set forth herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. CERTAIN DEFINITIONS.

As used in this Agreement, in addition to the other terms defined herein, the following capitalized defined terms, as used herein, have the following meanings:

“Affiliate” of any Person means any other Person directly or indirectly controlling or controlled by or under common control with such Person. For the purposes of this definition, “control” when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agreement” has the meaning set forth in the preamble to this Agreement.

“Assignee” has the meaning set forth in Section 15 hereof.

“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to be closed.

“Commission” means the Securities and Exchange Commission.

“Common Stock” has the meaning set forth in the recitals to this Agreement.

“Company” has the meaning set forth in the preamble to this Agreement.

“Company Offering” has the meaning set forth in Section 9 hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Formation Transactions” has the meaning set forth in the recitals to this Agreement.

“Holders” has the meaning set forth in the preamble to this Agreement.

“Indemnified Party” has the meaning set forth in Section 8 hereof.

“Indemnifying Party” has the meaning set forth in Section 8 hereof.

“IPO” has the meaning set forth in the recitals to this Agreement.

“NYSE” means the New York Stock Exchange.

“Offering Blackout Period” has the meaning set forth in Section 9 hereof.

“Partnership” has the meaning set forth in the recitals to this Agreement.

“Partnership Agreement” means the Amended and Restated Agreement of Limited Partnership of the Partnership to be entered into in connection with the Formation Transactions, as the same may be amended, modified or restated from time to time.

“Permitted Free Writing Prospectus” has the meaning set forth in Section 3(b) hereof.

“Person” means an individual or a corporation, partnership, limited liability company, association, trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Private Placement” has the meaning set forth in the recitals to this Agreement.

“Prospectus” means the prospectus included in a Registration Statement, including any preliminary prospectus (including any Permitted Free Writing Prospectus), as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Shares covered by such Registration Statement, and by all other amendments and supplements to such prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

“Registrable Shares” means the Shares; provided, however, that, with respect to any Holder, Registrable Shares shall not include (i) Shares for which a Registration Statement relating to the sale thereof has become effective under the Securities Act and which have been disposed of under such Registration Statement, (ii) Shares sold pursuant to Rule 144 or (iii) a Holder’s Shares if all such Shares may be sold by such Holder in one transaction pursuant to Rule 144.

“Registration Expenses” means any and all expenses incident to the performance of or compliance with this Agreement, which shall be borne by the Company as provided below, including without limitation: (i) all registration and filing fees, (ii) printing expenses, (iii) internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (iv) the fees and expenses incurred in connection with the listing of the Registrable Shares, (v) the fees and disbursements of legal counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company, and any transfer agent and registrar fees and (vi) the reasonable fees and expenses of any special experts retained by the Company; provided, however, that Registration Expenses shall not include, and the Company shall not have any obligation to pay, any transfer taxes or underwriting, brokerage or other similar fees, discounts, or commissions attributable to the sale of such Registrable Shares, any legal fees and expenses of counsel to any Holder and any underwriter engaged by any Holder or any other expenses incurred in connection with the performance by any Holder of its obligations under the terms of this Agreement.

“Registration Statement” means any registration statement of the Company which covers the issuance or resale of any of the Registrable Shares under the Securities Act on an appropriate form, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all materials incorporated by reference therein.

“Resale Shelf Registration Statement” has the meaning set forth in Section 3(b) hereof.

“Rule 144” means Rule 144 promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto that may be promulgated by the Commission.

“Rule 415” means Rule 415 promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto that may be promulgated by the Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shares” means all Common Stock issued, issuable or otherwise distributed to all Holders in the Private Placement and the Special Distribution, as applicable, and any other Common Stock which may be issued in respect of, in exchange for, or in substitution for, any Common Stock, whether by reason of any stock split, stock dividend, reverse stock split, recapitalization, combination or otherwise.

“Special Distribution” has the meaning set forth in the recitals to this Agreement.

“Suspension Event” has the meaning set forth in Section 9 hereof.

“WKSI” has the meaning set forth in Section 3(b) hereof.

SECTION 2. TERM OF AGREEMENT. This Agreement shall terminate automatically if the Shares have not been issued or distributed, as applicable, on or prior to September 30, 2015.

SECTION 3. REGISTRATION.

(a) Intentionally Omitted .

(b) Registration Statement Covering Resale of Common Stock. The Company shall file with the Commission a Registration Statement on Form S-3, or such other form as may be appropriate and available (a “Resale Shelf Registration Statement”), under Rule 415 relating to the resale by the Holders of their Registrable Shares. The Company shall use its reasonable efforts to cause such Resale Shelf Registration Statement to become or be declared effective by the Commission for all of the Registrable Shares covered thereby within fifteen (15) months after the closing of the IPO. The Company agrees to use its reasonable best efforts to keep the Resale Shelf Registration Statement (or a successor Registration Statement filed with respect to the Registrable Shares), after its date of effectiveness, continuously effective until all Registrable Shares have been disposed of by the Holders or shall have otherwise ceased to be Registrable Shares. To the extent the Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) (a “WKSI”) at the time that a Resale Registration Statement is to be filed, the Company may file an automatic shelf registration statement which covers such Registrable Shares or, in lieu of filing a new Resale Registration Statement, may file a Prospectus pursuant to Rule 424(b) under the Securities Act (or any successor provision) or post-effective amendment, as applicable, to include, in accordance with Rule 430B under the Securities Act (or any successor provision), the registration of the resale of such Registrable Shares by the Holder in an automatic shelf registration statement previously filed by the Company (in each case, such Prospectus together with such previously filed Registration Statement will be considered the Resale Registration Statement). The Holder will not offer or sell, without the Company’s consent, any Registrable Shares by means of any “free writing prospectus” (as defined in Rule 405 under the Securities Act) that is required to be filed by the Holder with the Commission pursuant to Rule 433 under the Securities Act (any free writing prospectus consented to by the Company, a “Permitted Free Writing Prospectus”).

(c) Notification and Distribution of Materials. The Company shall notify the Holder of the effectiveness of any Registration Statement applicable to the Shares and shall furnish to the Holders such number of copies of such Registration Statement (including any amendments, supplements and exhibits), the Prospectus contained therein (including each preliminary prospectus and all related amendments and supplements, if any) and any documents incorporated by reference in such Registration Statement or such other documents as the Holders may reasonably request in order to facilitate the sale of the Registrable Shares in the manner described in such Registration Statement.

(d) Amendments and Supplements. The Company shall prepare and file with the Commission from time to time such amendments and supplements to each Registration Statement and Prospectus used in connection therewith as may be necessary to keep such Registration Statement (or a successor Registration Statement filed with respect to such Registrable Shares) effective and to comply with the provisions of the Securities Act with respect to the disposition of the Registrable Shares covered thereby until the earlier of (i) such time as all of the Registrable Shares have been disposed of in accordance with the intended methods of disposition by the Holders pursuant to a Resale Shelf Registration Statement, as applicable, or (ii) the date on which the Registration Statement is no longer required to be effective under the terms of this Agreement. Upon twenty (20) Business Days’ notice, the Company shall file any supplement or post-effective amendment to a Registration Statement with respect to the plan of distribution or a Holder’s ownership interests in his, her or its Registrable Shares (including an Assignee becoming a Holder hereunder) that is reasonably necessary to permit the sale of such Holder’s Registrable Shares pursuant to such Registration Statement. The Company shall file any necessary listing applications or amendments to the existing applications to cause the Shares registered under any Registration Statement to be then listed or quoted on the NYSE or such other primary exchange or quotation system on which the Common Stock is then listed or quoted.

(e) Notice of Certain Events. The Company shall promptly notify each Holder in writing of the filing of any Registration Statement or Prospectus, amendment or supplement related thereto or any post-effective amendment to a Registration Statement and the effectiveness of any post-effective amendment, provided, however, that this Section 3(e) shall not apply to (i) an amendment or supplement relating solely to securities other than the Registrable Shares, and (ii) an amendment or supplement by means of an Annual Report on Form 10-K, a Quarterly Report on Form 10-Q, a Proxy Statement on Schedule 14A, a Current Report on Form 8-K or a Registration Statement on Form 8-A or any amendments thereto filed with the Commission under the Exchange Act and incorporated or deemed to be incorporated by reference into a Registration Statement or prospectus.

At any time when a Prospectus relating to a Registration Statement is required to be delivered under the Securities Act by a Holder to a transferee, the Company shall immediately notify the Holders of the happening of any event as a result of which the Company believes the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. In such event, the Company shall promptly prepare and, if applicable, furnish to the Holders a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of Registrable Shares sold under the Prospectus, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading. The Company shall, if necessary, promptly amend the Registration Statement of which such Prospectus is a part to reflect such amendment or supplement. Each Holder agrees that, upon receipt of any notice from the Company of the occurrence of an event as set forth above, such Holder will forthwith discontinue disposition of Registrable Shares pursuant to any Registration Statement covering such Registrable Shares until such Holder’s receipt of written notice from the Company that the use of the Registration Statement may be resumed. Each Holder also agrees that such Holder will treat as confidential the receipt of any notice from the Company of the occurrence of an event as set forth above and shall not disclose or use the information contained in such notice without the prior written consent of the Company until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by a Holder in breach of the terms of this Agreement.

SECTION 4. STATE SECURITIES LAWS. The parties hereto hereby acknowledge that, generally, pursuant to Section 18 of the Securities Act, no state securities laws requiring, or with respect to, registration or qualification of securities or securities transactions will apply to a security that is a “covered security” (as defined therein). “Covered securities,” for purposes of Section 18 of the Securities Act, includes securities listed or authorized for listing on the NYSE (or certain other national securities exchanges) and securities of the same issuer that are equal in seniority or senior to such securities. The Company will use its reasonable efforts to cause the Shares to constitute covered securities by maintaining the listing of the Common Stock on the NYSE or such other qualifying national securities exchange. In the event that the Shares cease to constitute covered securities, subject to the conditions set forth in this Agreement, the Company shall, at the expense of the Company, file such documents as may be necessary to register or qualify the Registrable Shares under the securities or “blue sky” laws of such states as the Holders may reasonably request, and use its reasonable efforts to cause such filings to become effective in a timely manner; provided, however, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any such state in which it is not then qualified or to file any general consent to service of process in any such state. Once such filings are effective, the Company shall use its reasonable efforts, at the expense of the Company, to keep such filings effective until the earlier of (i) such time as all of the Registrable Shares have been disposed of by the Holders, (ii) in the case of a particular state, the Holders have notified the Company that it no longer requires an effective filing in such state in accordance with its original request for filing or (iii) the date on which the Shares covered by such filing cease to constitute Registrable Shares.

SECTION 5. EXPENSES. The Company shall bear all Registration Expenses incurred in connection with the registration of the Registrable Shares pursuant to this Agreement and the Company’s performance of its other obligations under the terms of this Agreement. The Holders shall bear all underwriting fees, discounts, commissions, or taxes (including transfer taxes) attributable to the sale of securities by the Holders, or any legal fees and expenses of counsel to the Holders and any underwriter engaged by Holders and all other expenses incurred in connection with the performance by the Holders of their obligations under the terms of this Agreement.

SECTION 6. INDEMNIFICATION BY THE COMPANY. The Company agrees to defend, indemnify and hold harmless each Holder of Registrable Shares, its officers, directors, agents, partners, members, employees, managers, advisors, attorneys, representatives and Affiliates, and each Person, if any, who controls such Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against, as incurred, any and all losses, claims, damages and liabilities (or actions in respect thereof) that arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement, preliminary prospectus, prospectus, or free writing prospectus relating to the Registrable Shares (in each case, as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or that arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, (with respect to any preliminary prospectus, prospectus or free writing prospectus, in light of the circumstances under which they were made), not misleading, except insofar as such losses, claims, damages or liabilities arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission included in reliance upon and in conformity with information furnished in writing to the Company by such Holder or on such Holder’s behalf expressly for inclusion therein.

SECTION 7. COVENANTS OF HOLDERS. Each of the Holders hereby agrees (i) to cooperate with the Company and to furnish to the Company all such information concerning its plan of distribution and ownership interests with respect to its Registrable Shares in connection with the preparation of a Registration Statement with respect to such Holder’s Registrable Shares and any filings pursuant to state securities laws as the Company may reasonably request, (ii) to deliver or cause delivery of the Prospectus contained in such Registration Statement to any purchaser of the shares covered by such Registration Statement from such Holder and (iii) severally but not jointly or jointly and severally, to indemnify and hold harmless the Company, its officers, directors, agents, employees, attorneys, representatives and Affiliates, and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Holder, but only with respect to information relating to such Holder included in reliance upon and in conformity with information furnished in writing by such Holder or on such Holder’s behalf expressly for use in any registration statement, preliminary prospectus, prospectus or free writing prospectus relating to the Registrable Shares, or any amendment or supplement thereto; provided that the liability of each Holder shall be limited to the gross proceeds received by such Holder from the sale of its Registrable Shares pursuant to any such registration statement. In case any action or proceeding shall be brought against the Company or its officers, directors, agents, employees, attorneys, representatives or Affiliates or any such controlling person, in respect of which indemnity may be sought against such Holder, such Holder shall have the rights and duties given to the Company, and the Company or its officers, directors, agents, employees, attorneys, representatives or Affiliates or such controlling person shall have the rights and duties given to such Holder, by Section 8 hereof.

SECTION 8. INDEMNIFICATION PROCEDURES. In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to Section 6 or Section 7 hereof, such Person (an “Indemnified Party”) shall promptly notify the Person against whom such indemnity may be sought (an “Indemnifying Party”) in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all fees and expenses; provided that the failure of any Indemnified Party to give such notice will not relieve such Indemnifying Party of any obligations under Section 6 or Section 7, except to the extent such Indemnifying Party is materially prejudiced by such failure; provided further, that the failure to notify an Indemnifying Party shall not relieve it from any liability that it may have to an Indemnified Party otherwise under Section 6 or Section 7. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) representation of the Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnifying Party and the Indemnified Party. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by (a) in the case of Persons indemnified pursuant to Section 6 hereof, the Holders which owned a majority of the Registrable Shares sold under the applicable registration statement and

(b) in the case of Persons indemnified pursuant to Section 7, the Company. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding without any admission of liability by such Indemnified Party.

SECTION 9. SUSPENSION OF REGISTRATION REQUIREMENT; RESTRICTION ON SALES.

The Company shall promptly notify each Holder in writing of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement with respect to such Holder’s Registrable Shares or the initiation of any proceedings for that purpose. The Company shall use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of such a Registration Statement as promptly as practicable after the issuance thereof.

Notwithstanding anything to the contrary set forth in this Agreement, the Company’s obligation under this Agreement to file, amend or supplement a Registration Statement, or to cause a Registration Statement, or any filings under any state securities laws, to become or remain effective shall be suspended, for up to two periods in any 12-month period, each not to exceed 60 days, in the event of pending negotiations relating to, or consummation of, a transaction or the occurrence of an event that (i) would require additional disclosure of material information by the Company in the Registration Statement or such filing, as to which the Company has a bona fide business purpose for preserving confidentiality, or (ii) render the Company unable to comply with Commission requirements, or (iii) would otherwise make it impractical or unadvisable to cause the Registration Statement or such filings to be filed, amended or supplemented or to become effective (any such circumstances being hereinafter referred to as a “Suspension Event”). The Company shall notify the Holders of the existence of any Suspension Event by promptly delivering to each Holder a certificate signed by an executive officer of the Company stating that a Suspension Event has occurred and is continuing.

Each Holder agrees that, following the effectiveness of any Registration Statement relating to Registrable Shares of such Holder, such Holder will not effect any dispositions of any of the Shares pursuant to such Registration Statement or any filings under any state securities laws at any time after such Holder has received notice from the Company to suspend dispositions as a result of the occurrence or existence of any Suspension Event or so that the Company may correct or update the Registration Statement or such filing. The Holders may recommence effecting dispositions of the Shares pursuant to the Registration Statement or such filings, and all other obligations which are suspended as a result of a Suspension Event shall no longer be so suspended, following further notice to such effect from the Company, which notice shall be given by the Company promptly after the conclusion of any such Suspension Event.

Each Holder of Registrable Shares further agrees, if requested by the Company in the case of a Company-initiated non-underwritten offering registered under the Securities Act (excluding any offerings or issuances registered on Form S-8 or any similar registration form) if requested by the managing underwriter or underwriters in a Company-initiated underwritten offering (each, a “Company Offering”), not to effect any disposition of any of the Shares during the period (the “Offering Blackout Period”) beginning upon receipt by such Holder of written notice from the Company, but in any event no earlier than the fifteenth (15th) day preceding the anticipated date of pricing of such Company Offering, and ending no later than ninety (90) days after the closing date of such Company Offering; provided that in no event shall any individual Offering Blackout Period extend for longer than one hundred and twenty (120) days. Such Offering Blackout Period notice shall be in writing in a form reasonably satisfactory to the Company and, if applicable, the managing underwriter or underwriters. The Company agrees that the Holders shall not be restricted as set forth in this paragraph with respect to more than two (2) Offering Blackout Periods in any 12-month period; provided that any Offering Blackout Period that is terminated within twenty (20) of its initiation shall not be counted for purposes of this paragraph. The Company agrees that if it shall commence an Offering Blackout Period and thereafter determine not to proceed with the offering giving rise to such Offering Blackout Period, the Company shall promptly advise the Holders of such determination and terminate the Offering Blackout Period.

Each Holder agrees that such Holder will treat as confidential the receipt of any notice from the Company of the occurrence of an event relating to a Suspension Event or an Offering Blackout Period and shall not disclose or use the information contained in such notice without the prior written consent of the Company unless otherwise required by law or subpoena until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by a Holder in breach of the terms of this Agreement.

SECTION 10. ADDITIONAL SHARES. The Company, at its option, may register, under any Registration Statement and any filings under any state securities laws filed pursuant to this Agreement, any number of unissued, treasury, Common Stock or other securities of or owned by the Company and any of its subsidiaries or any Common Stock or other securities of the Company owned by any other security holder or security holders of the Company.

SECTION 11. CONTRIBUTION. If the indemnification provided for in Sections 6 and 7 hereof is unavailable to an Indemnified Party with respect to any losses, claims, damages, actions, liabilities, costs or expenses referred to therein or is insufficient to hold the Indemnified Party harmless as contemplated therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, actions, liabilities, costs or expenses in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the Indemnified Party, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, actions, liabilities, costs or expenses as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Indemnified Party, on the other hand, shall be determined by reference to, among other factors, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that in no event shall the obligation of any

Indemnifying Party to contribute under this Section 11 exceed the amount that such Indemnifying Party would have been obligated to pay by way of indemnification if the indemnification provided for under Sections 6 or 7 hereof had been available under the circumstances.

The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 11 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph.

Notwithstanding the provisions of this Section 11, no Holder shall be required to contribute any amount in excess of the amount by which the gross proceeds from the sale of Shares exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No Indemnified Party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Indemnifying Party who was not guilty of such fraudulent misrepresentation. The obligations of a Holder to contribute pursuant to this Section 11, if any, are several in proportion to the proceeds actually received by such Holder bears to the total proceeds received by all holders and not joint.

SECTION 12. NO OTHER OBLIGATION TO REGISTER. Except as otherwise expressly provided in this Agreement, the Company shall have no obligation to the Holders to register the Registrable Shares under the Securities Act.

SECTION 13. AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, in each case without the prior written consent of the Company and the Holders (including Assignees) that are parties to this Agreement and hold a majority of the aggregate of the outstanding Registrable Shares.

SECTION 14. NOTICES. Except as set forth below, all notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given when and if delivered personally or sent by facsimile (with respect to notice by facsimile, on a Business Day between the hours of 8:00 a.m. and 5:00 p.m., New York time), five (5) Business Days after being sent if mailed by registered or certified mail (return receipt requested), postage prepaid, or one Business Day after being sent if sent by courier or overnight delivery service to the respective parties at the following addresses (or at such other address for any party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof), and further provided that in case of directions to amend the Registration Statement pursuant to Section 3(e) or Section 7 hereof, the Holder must confirm such notice in writing by overnight express delivery with confirmation of receipt:

If to the Company:	Easterly Government Properties, Inc. 2101 L Street NW Suite 750
Washington, D.C. 20037 Fax: (617) 581-1440

Attn: William C. Trimble, III

With a copy to (which shall not constitute notice):

Goodwin Procter LLP
53 State Street
Boston, Massachusetts 02109-2802
Facsimile: (617) 523-1231
Attention: Mark S. Opper, Esq.

If to the Holders:	At the respective addresses set forth on Exhibit A.

SECTION 15. SUCCESSORS AND ASSIGNS. The Holders and each other holder of Registrable Shares who is or becomes party to this Agreement may transfer its rights under this Agreement with respect to any or all of its Registrable Shares to any Person in connection with a transfer of such Registrable Shares to such Person (an “Assignee”). Any such Assignee must agree in writing to be bound by the provisions of this Agreement (and execute a counterpart signature page or joinder agreement hereto setting forth such obligations) in order to become a party to this Agreement. Except as set forth in this Section 15, the rights under this Agreement are not transferable.

SECTION 16. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

SECTION 17. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the choice of law or conflict of law provisions thereof.

SECTION 18. SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

SECTION 19. ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and intended to be the complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

EASTERLY GOVERNMENT PROPERTIES, INC.

By:	/s/ William C. Trimble, III
Name:	William C. Trimble, III
Title:	President and Chief Executive Officer

[Signature Page to Registration Rights Agreement]

HOLDER:

U.S. GOVERNMENT PROPERTIES INCOME AND GROWTH FUND L.P.

By:	Federal Properties GP, LLC, its General Partner

	By:	/s/ William C. Trimble, III
	Name:	William C. Trimble, III
	Title:	President

[Signature Page to Registration Rights Agreement]

HOLDER:

USGP II INVESTOR, LP

By:	USGP II GP, LLC,
its General Partner

	By:	/s/ William C. Trimble, III
	Name:	William C. Trimble, III
	Title:	President

[Signature Page to Registration Rights Agreement]

Exhibit A

U.S. Government Properties Income and Growth Fund L.P.

131 Conant Street

Beverly, Massachusetts 01915

Attn: William C. Trimble, III

USGP II Investor, LP

131 Conant Street

Beverly, Massachusetts 01915

Attn: William C. Trimble, III